UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21694

MELLON OPTIMA L/S STRATEGY FUND, LLC

(Exact name of Registrant as specified in charter)

BNY Mellon Financial Center

One Boston Place, 024-0071

Boston, Massachusetts 02108

(Address of principal executive offices) (Zip code)

David K. Mossman

BNY Mellon Wealth Management

One Mellon Center

Pittsburgh, PA 15258

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 257-0004

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

The Annual Report to Investors is attached herewith.

MELLON OPTIMA L/S STRATEGY FUND, LLC

ANNUAL REPORT TO MEMBERS

FOR THE YEAR ENDED MARCH 31, 2015

This report and the financial statements contained herein are submitted for the general information of investors in Mellon Optima L/S Strategy Fund, LLC (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”).

Any information in this investor report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.

To view the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC’s web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.

Units of limited liability company interests of the Fund (“Units”) are offered and sold only to investment management clients of the Wealth Management Group of The Bank of New York Mellon Corporation, and only to clients that have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Units of the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associated with an investment in the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

Mellon Optima L/S Strategy Fund, LLC

Portfolio Summary - March 31, 2015
	Cost	Value	Percentage of Net Assets
Investment Funds
Opportunistic	$68,249,086	$94,174,899	18.5%
Growth	92,223,684	114,206,454	22.5%
Value	113,538,123	150,813,668	29.6%
Other	102,330,754	127,652,134	25.1%

Total Investment Funds	$376,341,647	$486,847,155	95.7%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - March 31, 2015
Investment Funds	Units	Cost	Value	Percentage of Net Assets	Liquidity	Redemption Notice Period (# of days)
Opportunistic
Espalier Global Partners, L.P.	†	$19,080,750	$20,524,136	4.0%	Quarterly ‡	30
Glenview Institutional Partners, L.P.	†	16,849,182	35,030,168	6.9%	Quarterly ‡	45
SRS Partners, Ltd.	15,560	24,319,154	30,076,413	5.9%	Quarterly (a)	60
Tourbillon Global Equities, LLC	†	8,000,000	8,544,182	1.7%	Quarterly (b)	60

		68,249,086	94,174,899	18.5%

Growth
CCI Healthcare Partners, L.P.	†	19,466,471	23,251,023	4.6%	Monthly ‡	30
Coatue Offshore Fund, Ltd.	200,000	20,000,000	22,228,680	4.4%	Monthly ‡	45
Conatus Capital Overseas, Ltd.	17,845	17,889,475	22,688,152	4.5%	Quarterly ‡	65
Criterion Horizons Fund, L.P.	†	19,426,903	22,032,285	4.3%	Monthly ‡	45
Miura Global Partners II, L.P.	†	15,440,835	24,006,314	4.7%	Monthly ‡	60

		92,223,684	114,206,454	22.5%

Value
Bay II Resource Partners, L.P.	†	19,198,452	32,168,211	6.3%	Quarterly ‡	45
East Side Capital Offshore, Ltd.	85,294	14,284,685	20,214,177	4.0%	Monthly (c)	30
Lafayette Street Fund II, L.P.	†	15,000,000	13,781,197	2.7%	Monthly ‡	45
Long Pond Capital, Q.P. Fund, LP	†	15,000,000	17,015,499	3.3%	Quarterly (d)	60
SEG Partners II, L.P.	†	12,516,360	21,861,406	4.3%	Quarterly ‡	45
Southpoint Qualified Fund, L.P.	†	17,538,626	23,896,812	4.7%	Quarterly (e)	60
Tiger Eye Partners, L.P.	†	20,000,000	21,876,366	4.3%	Quarterly (f)	60

		113,538,123	150,813,668	29.6%

Other
International
Discovery Global Opportunity Fund, Ltd.	227,474	25,000,000	29,845,202	5.9%	Semi-Annually ‡	60
LAE Fund L.P.	†	15,000,000	14,993,108	3.0%	Quarterly ‡	60
OCCO Eastern European Fund	902,876	10,084,119	10,410,164	2.0%	Monthly ‡	30
Event-Driven
JANA Nirvana Fund, L.P.	†	20,996,635	31,442,049	6.2%	Quarterly ‡	60
Pershing Square, L.P.	†	11,250,000	20,079,486	3.9%	Quarterly (g)	65
Third Point Offshore, Ltd.	59,977	20,000,000	20,882,125	4.1%	Quarterly (h)	60

		102,330,754	127,652,134	25.1%

Total Investment Funds		376,341,647	486,847,155	95.7%

Affiliated Investment
Dreyfus Institutional Reserves
Treasury Prime Fund	4,613,088	4,613,088	4,613,088	0.9%	Daily (i)

Total Investments		$380,954,735	491,460,243	96.6%

Other Assets in Excess of Liabilities			17,504,925	3.4%

Total Net Assets			$508,965,168	100.0%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - March 31, 2015

(a)	40% of this investment is subject to a 25% gate per quarter. Additionally, up to 33% of the remaining 60% of the investment may be redeemed during any 12 month period, essentially creating a gate that would require a minimum of 8 quarters to fully withdraw.

(b)	Investment has a 1 year soft lock-up period with a 3% early withdrawal fee. $8 million was invested on 12/1/14.

(c)	Investment has a 2 year soft lock-up period with a 4% early withdrawal fee during the first year and a 2% early withdrawal fee during the second year. $5 million was invested on 9/1/13.

(d)	Up to 25% of the investment amount can be redeemed each quarter, essentially creating a gate that would require a minimum of four quarters to fully withdraw.

(e)	Up to 25% of the investment amount can be redeemed each quarter, essentially creating a gate that would require a minimum of four quarters to fully withdraw.

(f)	Investment has a 1 year soft lock-up period with a 4% early withdrawal fee. $20 million was invested on 4/1/14.

(g)	Up to 12.5% of the investment amount can be redeemed each quarter, essentially creating a gate that would require a minimum of eight quarters to fully withdraw. In addition, the investment may be subject to a gate if more than 20% of the net asset value of Pershing Square, L.P. is redeemed on the redemption date.

(h)	Investment has a 1 year soft lock-up period with a 5% early withdrawal fee. In addition, the investment is subject to a gate if more than 20% of the net asset value of Third Point Offshore, Ltd. is redeemed on the redemption date. $20 million was invested on 11/1/14.

(i)	Investment in affiliated money market mutual fund. The 7-day yield at 03/31/15 was 0.00%.

†	Investment Fund is not unitized.

‡	The investment amount has no lock-up or other redemption restrictions.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Assets and Liabilities

March 31, 2015

Assets
Investments in funds, at value (Cost $376,341,647) (Note 2A)		$486,847,155
Investments in affiliated issuer, at value (Cost $4,613,088) (Note 2E)		4,613,088
Receivable for investments sold		15,015,897
Advance investments in funds, at value (Note 4)		5,000,000
Prepaid expenses		77,734

Total assets		511,553,874

Liabilities
Payable for repurchase of Units (Note 8)	$1,425,809
Accrued investment advisory fees (Note 3)	637,003
Accrued professional fees	325,871
Accrued accounting and administration fees	81,209
Accrued Directors’ fees (Note 3)	20,676
Accrued custody fees (Note 3)	4,682
Other accrued expenses and other liabilities	93,456

Total liabilities		2,588,706

Net Assets		$508,965,168

Composition of Net Assets
Paid-in capital		$424,732,756
Accumulated undistributed investment income (loss) - net		(16,583,578)
Accumulated net realized gain (loss) on investments		(9,689,518)
Accumulated net unrealized appreciation (depreciation) on investments		110,505,508

Net Assets		$508,965,168

Net Asset Value per Unit	$103.33
Number of Units Outstanding (unlimited number of units authorized)	4,925,779

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Operations

For the Year ended March 31, 2015

Investment Income
Dividend income from affiliated investments (Note 2E)		$6

Expenses
Investment advisory fee (Note 3)	$7,757,434
Accounting, administration and investor services fees	493,476
Audit and tax service fees	264,500
Legal fees	235,802
Directors’ fees (Note 3)	175,171
Insurance	164,188
Miscellaneous	144,271
Custody fees (Note 3)	17,959

Total expenses		9,252,801

Net investment loss		(9,252,795)

Realized and Unrealized Gain
Net realized gain on investments sold	30,443,866
Net change in unrealized appreciation on investments	4,918,133

Net realized and unrealized gain		35,361,999

Net Increase in Net Assets Derived from Investment Operations		$26,109,204

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Increase (Decrease) in Net Assets from
Investment Operations
Net investment loss	$(9,252,795)	$(9,105,735)
Net realized gain on investments sold	30,443,866	40,429,952
Net change in unrealized appreciation on investments	4,918,133	18,755,603

Net Increase in Net Assets Derived from Investment Operations	26,109,204	50,079,820

Dividends and Distributions from:
Realized Capital Gains	(31,539,118)	(17,732,766)

Capital Transactions
Proceeds from sale of Units	11,563,920	21,931,530
Reinvestment of Dividends and Distributions	28,504,810	15,933,982
Repurchase of Units	(46,808,919)	(49,589,720)

Net Decrease in Net Assets Derived from Capital Transactions	(6,740,189)	(11,724,208)

Total Increase (Decrease) in Net Assets	(12,170,103)	20,622,846

Net Assets
At beginning of year	521,135,271	500,512,425

At end of year	$508,965,168	$521,135,271

Accumulated undistributed investment income (loss) - net	$(16,583,578)	$(10,944,920)

Change in Units Outstanding
Units outstanding, at beginning of year	4,988,303	5,106,029
Units sold	111,430	215,863
Reinvestments of Dividends and Distributions	282,747	153,014
Units repurchased	(456,701)	(486,603)

Units outstanding, at end of year	4,925,779	4,988,303

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Financial Highlights

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Total Return	5.22%	10.29%	6.74%	(4.03)%	4.04%
Ratios to Average Net Assets:
Expenses (1)	1.80%	1.79%	1.76%	1.78%	1.76%
Net Investment loss	(1.80)%	(1.79)%	(1.76)%	(1.78)%	(1.75)%
Portfolio Turnover Rate	17%	20%	24%	18%	26%
Net Assets, End of Year (000’s omitted)	$508,965	$521,135	$500,512	$497,195	$505,589

(1)	Expense ratios of the underlying funds in which the Fund invests are not included in the expense ratio.

For a Unit Outstanding	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	January 1, 2011 through March 31, 2011(a)
Net asset value per Unit, beginning of year	$104.47	$98.02	$93.68	$101.28	$100.00
Income (loss) from investment operations
Net investment income (loss)*	(1.87)	(1.82)	(1.64)	(1.70)	1.28
Net realized and unrealized gain (loss)	7.11	11.82	7.79	(2.57)	—

Total from investment operations	5.24	10.00	6.15	(4.27)	1.28

Dividends and Distributions
Realized capital gains	(6.38)	(3.55)	(1.81)	(3.33)	—

Total dividends and distributions	(6.38)	(3.55)	(1.81)	(3.33)	—

Net asset value per Unit, end of year	$103.33	$104.47	$98.02	$93.68	$101.28

(a)	Effective January 1, 2011, the Fund unitized the capital accounts of Members. See Note 1.
*	Per unit data calculated using average shares method.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Cash Flows

For the Year ended March 31, 2015

Cash Flows from Operating Activities
Net increase in net assets derived from investment operations	$26,109,204
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(86,000,000)
Proceeds from sale of long-term investments	108,436,844
Net sales of short-term investments	11,644,760
Net realized gain on investments sold	(30,443,866)
Net change in unrealized depreciation on investments	(4,918,133)
Decrease in advance investments in funds	20,000,000
Increase in receivable for investments sold	(3,158,150)
Decrease in prepaid expenses	8,718
Decrease in accrued investment advisory fees	(680,028)
Increase in accrued professional fees	42,237
Decrease in accrued accounting and administration fees	(27,337)
Increase in accrued Directors’ fees	9,303
Increase in accrued custody fees	2,412
Increase in other accrued expenses and other liabilities	2,090

Net cash provided by operating activities	41,028,054

Cash Flows from Financing Activities
Proceeds from sale of Units	9,411,960
Capital gain distributions (Note 2D)	(3,034,308)
Repurchase of Units	(47,405,706)

Net cash used in financing activities	(41,028,054)

Net change in cash	—

Cash at beginning of year	—

Cash at end of year	$—

Supplemental Non-Cash Activities
Reinvestment of dividends and distributions	$28,504,810

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

March 31, 2015

(1) Organization:

Mellon Optima L/S Strategy Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.

On March 7, 2011, Mellon Optima 1099 Domestic Access Fund LLC (the “Delaware Subsidiary”) was organized in the State of Delaware. On September 16, 2013, Mellon Optima 1099 Offshore Access Fund Ltd. (the “Cayman Subsidiary” and together with the Delaware Subsidiary, the “Fund Subsidiaries”) was organized in the Cayman Islands. The Fund is the sole member and managing member of the Delaware Subsidiary and is the sole member of the Cayman Subsidiary. The Fund Subsidiaries were formed to hold certain of the Fund’s investments.

The Fund’s investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as “long/short.” This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors.

Mellon Hedge Advisors LLC (the “Adviser”), a Delaware limited liability company, allocates the Fund’s assets to Investment Funds that pursue long/short equity investment strategies, including growth, value, opportunistic and other strategies. The Adviser currently expects that the Fund’s allocation to “other” strategies may include, but is not limited to, international (including emerging markets) and event-driven strategies.

The amount of the Fund’s assets that are allocated to each of growth, value, opportunities and other strategies are expected generally to range from 15% to 35% of the Fund’s assets. The weightings of the strategies will depend on the Adviser’s assessment of prevailing market and economic conditions and expectations regarding the performance of the investment strategies and portfolio managers. In addition, the portion of the Fund’s assets invested in each strategy will vary over time due to, among other factors, market conditions, changes in the value of the Fund’s investments in Investment Funds, timing of investments in and withdrawals from Investment Funds, liquidity limitations, limited capacity opportunities at Investment Funds and changes in investment approaches used by the portfolio managers.

The following is a further description of the long/short strategies employed by the Investment Funds during the year ended March 31, 2015:

Growth: The growth approach to long/short equity investing seeks to take long positions in companies with strong growth potential, while shorting companies that lack growth prospects. The investment process primarily focuses on identifying companies which are experiencing or expecting to experience high levels of growth in earnings, profitability, sales, or market share. Long/short growth managers may give significant weight to aggressive sales growth even if prior or current earnings are weak.

Value: The value approach to long/short equity investing seeks to identify companies that trade at valuation metrics which the manager determines to be inexpensive and undervalued (for long investments) or expensive and overvalued (for short investments) when compared with relevant benchmarks. Value long/short managers use traditional valuation metrics, such as price-earnings (P/E) ratios, price-to-book ratios, and dividend yield in an attempt to identify undervalued (long) or overvalued (short) companies. Often considered contrarians, value managers tend to take long positions in companies that are currently out of favor.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

March 31, 2015

(1) Organization (continued):

Opportunistic: The opportunistic approach to long/short equity investing combines growth and value approaches. Opportunistic managers vary their investment process depending on the macro investment environment. Managers may take a value approach in anticipation of down markets. They may increase their allocations to growth companies as the market environment changes. Opportunistic managers may also actively manage their gross and net exposure based on the market environment and the opportunities it presents.

International: International long/short equity managers invest primarily in non-U.S. companies and may employ growth, value, or opportunistic approaches to building their portfolios. Certain managers may also make investments in emerging markets.

Event-Driven: Event-driven strategies include, but are not limited to, mergers and acquisitions, spin-offs, reorganizations, bankruptcies, share buybacks, and other corporate events that are generally associated with substantial market price changes. It also includes activist managers. Activist managers generally rely on corporate governance changes to unlock value. They often take a public stance on their investments, openly confronting senior management and boards of directors to effect change and unlock value.

The Fund’s Board of Directors (the “Board”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board has engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has engaged Optima Fund Management LLC (the “Sub-Investment Adviser”), a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties. BNY Mellon owns indirectly a 17% interest in the Sub-Investment Adviser.

The Sub-Investment Adviser, as part of the Investment Fund selection process, conducts reviews of the managers of such funds, their investment process and organization, and may conduct interviews with references and industry sources to complete its determination. The Adviser utilizes the results of the Sub-Investment Adviser’s analysis in selecting Investment Funds.

SEI Global Services, Inc. provides accounting and administrative services for the Fund.

Units of limited liability company interests in the Fund (“Units”) are offered solely to eligible investment management clients of the Wealth Management Group of BNY Mellon in private placement transactions exempt from registration under the Securities Act of 1933, as amended. Initial and additional subscriptions for Units in the Fund by investors (“Members”) may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any subscription for Units.

The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of the Revenue Code of 1986, as amended (the “Code”).

At a quarterly meeting of the Board held on December 13-14, 2010, the Board authorized the unitization of the capital accounts of Members, as of January 1, 2011. A total of 5,339,778 Units were issued at an initial price of $100 per Unit.

Units are offered at the net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

March 31, 2015

(1) Organization (continued):

Units are not redeemable. The Fund from time to time may offer to repurchase Units from Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members twice each calendar year, near mid-year and year-end. Members can transfer or assign their Units only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.

Generally, except as provided under applicable law or under the Fund’s offering documents, a Member shall not be liable for the Fund’s debts, obligations and liabilities in any amount in excess of the Units of such Member, plus such Member’s share of undistributed profits and assets.

(2) Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements have been consolidated and include the accounts of the Fund and the Fund Subsidiaries. Accordingly, all inter-company transactions and balances have been eliminated.

A. Valuation of the Fund and its Investments

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•Level 2 — Quoted prices which are not active, quoted prices for restricted securities, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As a general matter, Investment Fund investments have been valued at the net asset value as reported by the Investment Funds, without adjustment. The net asset value reported by the Investment Funds may be based upon unobservable inputs and a significant change in those unobservable inputs could result in significantly different redemptions terms, as well as a lower or higher net asset value, than those reported for such Investment Funds. The Fund has considered this use of unobservable inputs, among other factors, to categorize its Investment Fund investments within Level 3 of the fair value hierarchy.

The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Board may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

March 31, 2015

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments (continued)

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of the end of each calendar month and on any other date the Board may designate ordinarily is the value determined as of such date for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations utilize financial information supplied by the Investment Funds and are net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. In the event that an Investment Fund does not report a value to the Fund on a timely basis at the end of each calendar month, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. These investments are categorized within Level 3 of the fair value hierarchy.

Shares of registered, open-end investment companies are valued at their net asset value.

The following is a summary of the inputs used as of March 31, 2015 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investment Funds	$—	$—	$486,847,155	$486,847,155
Affiliated Investment	4,613,088	—	—	4,613,088

Total Investments in Securities	$4,613,088	$—	$486,847,155	$491,460,243

Investments have been disclosed by strategy or sector, as applicable, in the Consolidated Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of March 31, 2014	Realized gains	Change in unrealized appreciation (depreciation)	Purchases	Sales	Balance as of March 31, 2015
Investment Funds
Opportunistic	$124,105,978	$12,376,842	$(9,462,313)	$14,000,000	$(46,845,608)	$94,174,899
Growth	105,943,189	2,098,973	8,167,914	11,000,000	(13,003,622)	114,206,454
Value	140,831,242	10,306,613	2,629,422	26,000,000	(28,953,609)	150,813,668
Other	103,041,591	5,661,438	3,583,110	35,000,000	(19,634,005)	127,652,134

Total	$473,922,000	$30,443,866	$4,918,133	$86,000,000	$(108,436,844)	$486,847,155

For the year ended March 31, 2015, there have been no significant changes to the Fund’s fair valuation methodology.

For the year ended March 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

March 31, 2015

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments (continued)

The change in net unrealized appreciation on investments still held as of March 31, 2015 was $16,427,350 and is included in the net change in unrealized appreciation on investments in the Consolidated Statement of Operations.

B. Securities Transactions and Income

Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund invests do not generally distribute income or realized gains from their underlying investment activity. Such undistributed amounts are captured in the value of the Investment Funds in the form of unrealized appreciation.

C. Fund Costs

The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; investment advisory fees; administration fees; Directors fees; legal fees; auditing fees; tax advisory fees; accounting fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; certain printing costs; custody fees; and expenses of meetings of the Board and Members.

D. Income Taxes

It is the policy of the Fund to continue to qualify as a RIC, if such qualification is in the best interest of its Members, by complying with the applicable provisions of the Code. Under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Members generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax).

Tax exempt U.S. Members generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalties will be classified as income taxes in the income tax expense in the Consolidated Statement of Operations, if applicable. During the year, the Fund did not incur any interest or penalties. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long- term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

March 31, 2015

(2) Significant Accounting Policies (continued):

D. Income Taxes (continued)

losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused, although this is not likely to affect the Fund.

During the tax year ended September 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and limited partnerships adjustments, the Fund increased accumulated undistributed investment income-net by $3,614,137, decreased accumulated net realized gain (loss) on investments by $34,000,127 and increased paid-in capital by $30,385,990.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2014 and September 30, 2013 were as follows: long-term capital gains $17,732,766 and $9,492,695, respectively.

At September 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $9,762,370 and unrealized appreciation $92,548,563. In addition, the Fund had late year ordinary losses of $6,906,887 and capital losses realized after October 31, 2013 of $2,685,105, both of which were deferred for tax purposes to the first day of the following fiscal year.

The cost of investments for federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from the investments. The allocated taxable income is reported to the Fund by the Investment Funds on each such fund’s calendar year Schedule K-1. The aggregate cost of investments and the gross unrealized appreciation and depreciation on investments for federal income tax purposes as of September 30, 2014 are noted below.

Federal tax cost of investments	$390,195,055

Gross unrealized appreciation	102,239,102
Gross unrealized depreciation	(9,690,539)

Net unrealized appreciation	$92,548,563

E. Affiliated Investment Companies

Investments in affiliated investment companies during the year ended March 31, 2015 were as follows:

Affiliated Investment Company	Value at March 31, 2014	Purchases	Sales	Value at March 31,2015	Dividend Income
Dreyfus Institutional Reserves Treasury Prime Fund	$16,257,848	$142,908,758	$(154,553,518)	$4,613,088	$6

F. Short-Term Investments

Short-term investments consist of liquid investments with maturities of less than 90 days. At March 31, 2015, the Fund had $4,613,088 invested in Dreyfus Institutional Reserves Treasury Prime Fund, an affiliated institutional money market fund, including $1,425,019 of assets segregated for payout of cash holdback related to tender offers, which represents approximately 4% of the value of the Units repurchased effective December 31, 2014. See Note 8.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

March 31, 2015

(2) Significant Accounting Policies (continued):

G. New Accounting Pronouncements

On May 1, 2015, the Financial Accounting Standards Board issued ASU 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent),” which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for fiscal years beginning after December 15, 2015 and management is currently evaluating its impact on the financial statements.

(3) Investment Advisory Fee and Other Transactions with Affiliates:

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee, based on the net assets at the end of each month (the “Investment Advisory Fee”), which is computed at the annual rate of 1.50% of the Fund’s average net assets. Pursuant to this agreement, the Fund was charged $7,757,434 for the year ended March 31, 2015.

The Fund compensates The Bank of New York Mellon (“BNYM”), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services for the Fund. In consideration for these services, BNYM earns interest on balances, including disbursement balances and balances arising from purchase and sale transactions, and the Fund reimburses certain of BNYM’s expenses. Pursuant to this agreement, the Fund was charged $17,959 for the year ended March 31, 2015.

The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates a $12,500 annual retainer and meeting attendance fees which range, depending on the meeting type and length, from $1,500 to $2,500 per meeting. The Chairman of the Board and Audit Committee Chairperson receive an additional $5,000 to the annual retainer. The Fund also reimburses the Directors for their reasonable out-of-pocket expenses.

The Directors do not receive any pension or retirement benefits from the Fund.

(4) Investment Transactions:

During the year ended March 31, 2015, the Fund had aggregate contributions of capital to and withdrawals of capital from investments of $86,000,000 and $108,436,844, respectively.

On March 31, 2015, the Fund made an advance of $5,000,000 to Tourbillon Global Equities, LLC, representing a contribution of capital in such Investment Funds to be made April 1, 2015.

(5) Indemnification:

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

(6) Financial Instruments with Off-Balance Sheet Risk:

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is generally limited to the value of the Fund’s interest in each Investment Fund, as reported by the Fund.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

March 31, 2015

(7) Risk Factors:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in an Investment Fund promptly after it determines to do so.

The Investment Funds generally provide for periodic capital withdrawals or redemptions, with some Investment Funds having hard lock-up provisions. Certain Investment Funds provide for early withdrawals or redemptions, subject to approval, and in connection therewith may charge penalties of 2.0% to 5.0% of the amount of the withdrawal or redemption. Additionally, certain Investment Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of Members to redeem their interests or withdraw their capital in the Fund.

In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities. To facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities of, certain Investment Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities of, an Investment Fund, the Fund may not be entitled to vote on certain matters that required the approval of security holders of the Investment Fund, possibly including matters that may be adverse to the Fund’s and its Members’ interests.

(8) Unit Repurchases:

The following is a summary of the Fund’s repurchase activity for the year ended March 31, 2015:

Repurchase Value Date	Commencement Date of Offer	Expiration Date of Offer	Value of Units Repurchased
June 30, 2014	April 3, 2014	April 30, 2014	$14,464,907
December 31, 2014	September 26, 2014	October 24, 2014	$32,344,012

The Fund initially paid approximately 97% of the estimated value of the repurchased Units of Members within one month after the value of the Units to be repurchased was determined. The remaining amount is expected to be paid no later than June 10, 2015.

(9) Subsequent Events:

On March 27, 2015, the Fund offered to repurchase up to $50,000,000 in Units from Members at their estimated net asset value as of June 30, 2015. The offer expired by its terms on April 23, 2015. The Fund received and accepted pursuant to this offer, repurchase requests for Units with an estimated value of $29,511,357. Pursuant to the terms of the repurchase offer, the Fund will initially pay out $28,845,089 by July 31, 2015. The remaining amount will be paid out during June 2016.

During the months of April 2015 through May 29, 2015, the Fund received additional contributions from Members of $1,275,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

Mellon Optima L/S Strategy Fund, LLC

We have audited the accompanying consolidated statement of assets and liabilities of Mellon Optima L/S Strategy Fund, LLC (the “Fund”), including the consolidated schedule of investments, as of March 31, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2015, by correspondence with management of the investment funds and custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Mellon Optima L/S Strategy Fund, LLC at March 31, 2015, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2015

Factors Considered by the Board of Directors in Approving Advisory Agreements (Unaudited)

The 1940 Act requires that the Board of Directors, including a majority of its Directors who are not affiliated with the Fund’s investment adviser or sub-investment adviser (the “Independent Directors”) voting separately, approve the renewal of the Fund’s investment advisory agreement, sub-investment advisory agreement (together, the “Advisory Agreements”) and the related fees on an annual basis. In their most recent deliberations concerning their decision to approve the continuation of the Advisory Agreements, the Board of Directors conducted the review and made the determinations that are described below. In conducting this review and in making such determinations, the Independent Directors received from the Fund’s investment adviser, Mellon Hedge Advisors LLC (“MHA” or the “Adviser”), and the Fund’s sub-investment adviser, Optima Fund Management LLC (“Optima” or the “Sub-Adviser”), a range of information in response to a written request prepared on their behalf by counsel to the Independent Directors. The Directors met on December 15-16, 2014 (the “Meeting”) to review these materials and to discuss the proposed continuation of the Fund’s Advisory Agreements. Representatives of management attended the Meeting to provide additional information and to respond to questions and comments arising from the Directors’ review of the materials and their deliberations.

The information requested by the Independent Directors and reviewed by the entire Board included, among other things:

(i)	Financial and Economic Data: Financial statements for the Adviser, the Sub-Adviser and The Bank of New York Mellon Corporation (“BNY Mellon”), as well as a profitability analysis of the Adviser and the Sub-Adviser;

(ii)	Management Teams and Operations: The Adviser’s and Sub-Adviser’s Form ADV, as well as information concerning the Adviser’s and Sub-Adviser’s executive management and organizational structure;

(iii)	Comparative Performance and Fees: Analyses prepared by the Adviser comparing the Fund’s performance, management fee and expense ratio to a peer group of similar funds; and

(iv)	Other Benefits: The benefits flowing to BNY Mellon and its affiliates and information about the ownership of MHA by BNY Mellon and BNY Mellon’s interest in Optima.

In considering the continuation of the Fund’s Advisory Agreements, the Board of Directors, including the Independent Directors, did not identify any single factor as all-important or controlling, and individual Directors did not necessarily attribute the same weight or importance to each factor. The Directors determined that the terms and conditions of the Advisory Agreements and the compensation to the Adviser and Sub-Adviser provided therein were fair and reasonable in light of the services performed and such other matters as the Directors considered relevant in the exercise of their reasonable judgment. The following summary does not detail all the matters that were considered. Some of the factors that figured prominently in the Directors’ determination are described below.

Nature, Extent and Quality of Services

The Board considered the nature, scope and quality of the overall services provided to the Fund by the Adviser and Sub-Adviser. In their deliberations as to the continuation of the Advisory Agreements, the Directors were also mindful of the fact that, by choosing to invest in the Fund, the Fund’s investors have chosen to entrust the Adviser, under the supervision of the Board and with the advice of the Sub-Adviser, to manage the portion of their assets invested in the Fund.

Among the specific factors the Board reviewed were the investment management, administrative, compliance and related services provided by the Adviser and the Sub-Adviser. The Directors also reviewed a summary of the support activities the Adviser and BNY Mellon perform as part of the investment process and operations of the Fund. The Board determined that the services provided were of high quality.

The Directors reviewed the background and experience of MHA’s investment committee and also met with representatives of the Adviser. The Directors considered the differing scope and nature of the investment management services provided by MHA and Optima, respectively, in analyzing, selecting and monitoring managers of hedge funds and the responsibility of MHA to oversee the performance of Optima. In these discussions, the Board focused in particular on MHA’s and Optima’s expertise with regard to the selection process of portfolio investments and comprehensive review process of investment managers, the staff at the Adviser and the Sub-Adviser and the Sub-Adviser’s commitment to due diligence.

The Board determined that the totality of the services provided by the Adviser and the Sub-Adviser were, when viewed in the aggregate, of high quality.

Investment Performance

The Board considered the investment performance of the Fund against its benchmark (the HFRX Equity Index), as well as the S&P 500 Index. The Board was cognizant of the fact that, because the Fund’s investment strategy is designed to produce returns largely uncorrelated to those of the broader securities markets, the S&P 500 Index was included to demonstrate the lack of correlation rather than as a strategy benchmark for the Fund.

The Board considered the Fund’s performance for the past three completed fiscal years and year-to-date as of September 30, 2014, based on the materials provided to the Board for the Meeting. The Board found that for the 12-month periods ended March 31, 2014, 2013 and 2012, the Fund’s average annual total returns were 10.29%, 6.74% and -4.03%, respectively, which outperformed the returns for the Fund’s benchmark index over the same periods. The Board also considered the performance of the Fund relative to a peer group of five similarly managed funds for the year-to-date period as of June 30, 2014 and for calendar years 2013, 2012 and 2011, noting that the Fund’s calendar year performance ranked it second out of five funds year-to-date through June 30, 2014 and in 2013, fourth out of five funds in 2012, and fifth out of five funds in 2011. After such consideration, the Board concluded that the Fund’s recent investment performance has been solid in comparison to its benchmark and to its peer group.

Advisory Fee and Other Expenses

The Board also reviewed the advisory fees and expense ratios of the Fund and compared such data with a peer group of similar funds compiled by MHA. The Board noted that the contractual advisory fee payable by the Fund to MHA is 1.50% of the Fund’s net assets, and from that fee MHA paid 0.75% to Optima. They also noted that the Fund’s total operating expense ratio was 1.79% and 1.77%, as of its fiscal year end March 31, 2014 and the six-month period ended September 30, 2014 (annualized), respectively.

The Board also noted that as investors in a fund of hedge funds, the investors of the Fund would bear not only the fees and expenses of the Fund itself but also indirectly bear the fees, including asset-based fees and performance-based allocations and fees, and other expenses of the investment funds in which the Fund invests, and noted that investors in the Fund may also bear investment advisory fees payable by such investors as clients of BNY Mellon Wealth Management, outside the Fund.

In considering the portions of the total 1.50% advisory fee retained by MHA and paid to Optima, the Directors discussed the different services provided by each of MHA and Optima. The Board also considered that, although BNY Mellon had an approximate 17% ownership interest in Optima Group Holdings LLC, Optima’s parent company, the disparate ownership of MHA and Optima support the view that the fee payable to Optima represents an arm’s length fee arrangement between the two firms. The Board concluded that the portion of the overall fee retained by each of MHA and Optima is reasonable in relation to the services provided by each firm.

The Board concluded that the fees payable to MHA and Optima under the Advisory Agreements are fair and reasonable in relation to the nature and quality of the services provided by each, and that the aggregate fee payable by the Fund was appropriate in relation to the fees payable by other similar registered funds of hedge funds.

The Advisers’ Profitability

The Independent Directors considered each of MHA’s and Optima’s profitability in managing and sub-advising, respectively, the Fund during the past three calendar years, as well as the different methodology used to compute such profitability with respect to each firm, and the various direct and indirect expenses incurred by MHA and Optima in these roles. The Independent Directors determined that each firm’s profitability in their respective roles with the Fund was reasonable and not excessive given the quality and scope of services provided to the Fund. In this regard, the Board recognized and considered the fact that BNY Mellon indirectly shares in the profits realized by Optima because of its ownership of an interest in Optima’s parent.

Economies of Scale

The Board also considered the extent to which economies of scale might be realized as the Fund grows. The Independent Directors concluded that the Fund’s existing and projected asset levels do not currently warrant any reduction or break point in the advisory fee at this time.

Other Benefits

As part of its review of the Advisory Agreements, the Board also considered the extent to which BNY Mellon and Optima derive other benefits as a result of their relationships with the Fund. It determined that, although there are certain such benefits which may possibly accrue to BNY Mellon and Optima, such benefits cannot be precisely determined or quantified, and it does not believe those benefits to be economically significant.

*    *    *

The foregoing factors were among those weighed by the Directors in determining that the terms and conditions of the Fund’s Advisory Agreements and the compensation to the Adviser and Sub-Adviser provided therein are fair and reasonable and, thus, in approving the continuation of the Advisory Agreements for a one-year period.

Directors and Officers (Unaudited)

The following table lists the Fund’s directors and officers; their ages, addresses and years of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the year ended March 31, 2015. The Fund’s Confidential Offering Memorandum includes additional information about the Fund’s directors and is available, without charge to qualified clients of BNY Mellon Wealth Management, upon request by writing Mellon Optima L/S Strategy Fund, LLC at One Boston Place, Suite 024-0071, Boston, MA 02108 or calling toll free 1-877-257-0004.

Independent Directors

Name (Age), Position(s) with Fund, Address and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex	Director Remuneration (year ended March 31, 2015)
Robert Bowen (78), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1937	Term – Indefinite Length – Since December 2008	Retired; Board Member, Friends of Foster Children (2013-present); formerly Executive Vice President, Callan Associates	1	None	$24,000

Robert J. Dwyer (71), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1943	Term – Indefinite Length – Since December 2008	Retired; Advisory Director of Morgan Stanley & Co. and President of Dwyer Family Foundation	1	Bimini Capital Management, Inc. (REIT); Mas-Tec Inc. (special construction)	$24,000

Carla Diane Hunter (60), Director and Chair of Audit Committee c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1954	Term – Indefinite Length – Since December 2008	Chief Executive Officer and Chief Investment Officer, Weizmann Global Endowment Trust, 2002-present	1	None	$29,000

Arthur Williams III (73), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1941	Term – Indefinite Length – Since December 2008	Retired; former President and Chief Investment Officer, 1994-2011 and former Chairman, 2011-2012, Pine Grove Associates, Inc.	1	None	$24,000

Rodney S. Yanker (55), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1959	Term – Indefinite Length – Since December 2008	Co-Founder and Senior Partner, Alternative Asset Managers, LP, 2004-present	1	None	$24,000

Interested Director

Name (Age), Position(s) with Fund, Address and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex	Director Remuneration (year ended March 31, 2015)
Newton P.S. Merrill (75), Director (Chairman) c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1939	Term – Indefinite Length – Since December 2008	Retired; formerly Senior Executive Vice President, The Bank of New York, Inc.	1	None	$29,000

Principal Officers Who Are Not Directors

Name (Age), Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David K. Mossman (62) BNY Mellon Wealth Management One Mellon Center Pittsburgh, PA 15258 1952	President and Chief Executive Officer	Term – Indefinite Length – Since June 2009	Senior Vice President and Director, Investment Administration, BNY Mellon Wealth Management (since 1982)

Jennifer L. Carnes (43) BNY Mellon Asset Management 200 Park Avenue, 7th Floor New York, NY 10166 1971	Vice President, Treasurer and Chief Financial Officer	Term – Indefinite Length – Since September 2010	Vice President, BNY Mellon Asset Management (since 2000)

G. Robert Bristow (58) Chief Compliance Officer c/o BNY Mellon Wealth Management One Boston Place, Boston, MA 02108 1956	Chief Compliance Officer	Term – Indefinite Length – Since September 2014	Managing Director, BNY Mellon Wealth Management Group Compliance (since 2014); Chief Compliance Officer, Mellon Hedge Advisors, LLC (since 2014); formerly Chief Compliance Officer, Ascensus Investment Advisors, LLC, Ascensus Broker Dealer Services, Inc. and Upromise Investments Recordkeeping Services LLC (2011-2014)

Peter M. Sullivan (47) BNY Mellon Corporation One Boston Place, Suite 024-0081 Boston, MA 02108 1968	Secretary	Term – Indefinite Length – Since February 2009	Managing Counsel – Asset Management and Managing Director, BNY Mellon (since 2008); formerly Senior Counsel and Vice President, Mellon Financial Corporation (2004-2008)

Ridgway H. Powell (51) BNY Mellon Wealth Management One Boston Place, Suite 024-0031 Boston, MA 02108 1963	Vice President	Term – Indefinite Length – Since June 2005	First Vice President, BNY Mellon Wealth Management Group (“WMG”) and Vice President, Mellon Hedge Advisors, LLC; formerly Head of Taxable Fixed Income Desk, BNY Mellon WMG

Anthony J. Mastrocola (38) BNY Mellon Wealth Management One Boston Place, Suite 024-0071 Boston, MA 02108 1977	Vice President	Term – Indefinite Length – Since October 2008	Vice President, BNY Mellon Wealth Management Group (since 2004), Vice President, Mellon Hedge Advisors, LLC (since 2005)

Item 2. Code of Ethics.

On February 22, 2005, the Registrant adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended March 31, 2015, there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics to the Registrant’s Principal Executive Officer or Principal Financial Officer that relates to any element of the definition of code of ethics as enumerated in Item 2(b) of Form N-CSR. A copy of the Registrant’s Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Carla Diane Hunter, who is “independent” pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Ms. Hunter is the Chief Executive Officer and Chief Investment Officer of Weizmann Global Endowment Management Trust, and formerly served as the Director of Investments and Treasury of the Museum of Modern Art, New York City. She has been a member of the Registrant’s audit committee since December 1, 2008.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the principal accountant, Ernst & Young LLP, for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings for the fiscal years ended March 31, 2015 and 2014 were $95,000 and $95,000, respectively.

(b)	AUDIT RELATED FEES: The aggregate fees billed in the fiscal years ended March 31, 2015 and 2014 for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,500 and $7,500, respectively. The nature of the services comprising the fees disclosed under this Item include: the examination of investments as required by Rule 17f-2 of the Investment Company Act of 1940.

(c)	TAX FEES: The aggregate fees billed in the fiscal years ended March 31, 2015 and 2014 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning were $117,500 and $144,000, respectively. Services rendered included the preparation and filing of U.S. federal, state and local tax returns.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Ernst & Young LLP in the fiscal years ended March 31, 2015 and 2014.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) 100% of the services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved by the Registrant’s audit committee before the accountant was engaged by the Registrant to perform such services.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant’s investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended March 31, 2015 and 2014 were $22,796,522 and $49,172,911, respectively.

(h)	Because all of the non-audit services rendered to the Registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) that relate directly to the Registrant’s operations and financial reporting were pre-approved by the Registrant’s audit committee of the Board of Directors, and no such non-audit services were not pre-approved, the audit committee was not asked to consider whether the provision of non-audit services rendered to the Registrant’s Service Affiliates which were not pre-approved by the Registrant’s audit committee is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under Item 1 of this Form N-CSR.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

MELLON HEDGE ADVISORS, LLC POLICIES AND PROCEDURES
Chapter: PROXY VOTING	Document Number: 504
Section:	Issued/Revised Date: Revised 3/2012
Subject:	Page Number: 4
Issuing Department: COMPLIANCE	Responsible Department: INVESTMENT COMMITTEE

BACKGROUND:	Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

REFERENCE:	Rules 206(4)-6 and 204-2 under the Investment Advisers Act of 1940.

POLICY:	Mellon Hedge Advisors, LLC (“MHA” or the “Firm”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Given the nature of securities purchased (interests in unregistered investment vehicles, or “Investment Funds”) for our fund of hedge funds clients that are registered investment companies under the Investment Company Act of 1940 (the “ICA”), it may be advisable, at times, to irrevocably waive voting rights on certain securities. In such cases, the investment management agreement provides the authority to waive such rights on behalf of our clients.

For purposes of this policy, the ICA definition of voting security (Section 2(a)(42)) will be used: “Voting security” means any security presently entitling the owner or holder thereof to vote for the election of directors of a company.

Waiver of Voting Rights for Registered Investment Company Clients

In managing assets of a fund of hedge funds, MHA expects to purchase a class of non-voting securities or enter into an agreement, typically before purchase, to relinquish the right to vote in respect of its investments in Investment Funds. For any Investment Fund for where MHA does not do either of the foregoing (and it does not anticipate that it would not be able to do so), it intends to limit its holdings of the relevant Investment Fund to less than 5% of the Investment Fund’s voting securities.

Where a separate non-voting security class is not otherwise available, MHA would seek to create by contract the same result as owning a non-voting security class: namely, a security that affords its registered fund client, and each subsequent holder, no legal right to vote. This result would be accomplished through a written agreement between MHA on behalf of the registered fund client and the Investment Fund where MHA and the registered fund irrevocably foregoes the right to vote, and does so in a manner that legally binds both the fund and all subsequent holders. The agreement also will include a statement of the parties’ intention that the agreement should be interpreted broadly to effect the parties’ desire that the fund’s interest be identical to that of a separate non-voting class. The form of the agreement is attached to this policy as Exhibit A. In each instance, MHA will determine if the fund will waive the fund’s voting rights. When it does so, MHA will consider only the interests of the fund and not the interests of MHA or those of MHA’s other clients.

MHA will vote proxies received in accordance with its client’s guidelines, if any, for proxy voting. We maintain written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In addition, due to the nature of the securities in which we invest and our ability to waive voting rights as disclosed above, MHA will seek advice from fund counsel when necessary to determine whether the subject matter of a solicitation sent by an Investment Fund to a class of interests holders is such that the class of interests may be deemed to be a “voting security” under the ICA. Generally, however, MHA will not seek to vote on any matters presented to it where it has waived its rights to vote.

RESPONSIBILITY:	The Investment Committee has the responsibility for the implementation and monitoring of our proxy voting policy and practices.

The Chief Compliance Officer has the responsibility to ensure that the firm’s proxy voting policy is properly disclosed to its clients and to assist the Investment Committee in analyzing and resolving conflicts of interest.

PROCEDURES:	MHA has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

• All employees will forward any proxy or similar materials received on behalf of clients to an employee designated by the Investment Committee;

•	The designated employee will determine which client accounts hold the security to which the proxy relates;

•	The designated employee will summarize the information and identify any known material conflicts for the Investment Committee.

•	The Investment Committee will review the proxy and assess, for its registered fund clients, whether fund counsel should be consulted to assist in determining whether the subject matter of a solicitation sent by an Investment Fund to a class of interests holders is such that the class of interests may be deemed to be a “voting security” under the ICA.

•	Where MHA has waived its rights to vote, MHA will generally not seek to vote on the matter even if the matter is such that the class of interests would not be deemed a “voting security”. MHA will consult with counsel as needed to determine if a vote or other action is needed.

•	The Investment Committee will review the proxy and will assess whether there is any conflict of interest as a result of an employee’s personal relationships and/or due to any special circumstances arising during the conduct of the Adviser’s business. If any conflict exists for any member of the committee, he or she will promptly notify the other Committee members and the Chief Compliance Officer of the conflict.

•	The Investment Committee, the Chief Compliance Officer, and MHA’s legal department, if appropriate, will determine if the conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence MHA’s decision making in voting the proxy. MHA will maintain a record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, MHA will vote the proxies as determined by the Investment Committee, by meeting or vote in lieu of meeting, notwithstanding the existence of the conflict.

•	If it is determined that a conflict of interest is material, the Chief Compliance Officer and Investment Committee Chairman will consult with legal to determine a method to resolve such conflict. Such methods may include but are not limited to disclosing the conflict to the client and obtaining consent before voting, engaging a third party to recommend a vote, engaging another party on behalf of the client to vote the proxy on its behalf.

•	The designated MHA employee will vote the proxy as determined above in a timely and appropriate manner and shall maintain written records of the vote including, if applicable, a written record of the method used to resolve a material conflict of interest.

Disclosure

•	MHA will provide conspicuously displayed information in its Disclosure Document, if required, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how MHA voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the above referenced designated employee.

•	In response to any request the designated employee will prepare a written response to the client with the information requested, and, as applicable, will include the name of the issuer, the proposal voted upon, and how MHA voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•	In the absence of specific voting guidelines from the client, MHA will vote proxies in the best interests of each particular client. MHA’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on MHA’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•	MHA will generally vote with management’s recommendations on routine corporate housekeeping proposals such as the selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

•	When MHA has waived rights to vote for a registered fund client and the issue presented for vote is such that the class of interests would be deemed a “voting security”, MHA will not vote on the matter.

•	Other matters will be voted on a case-by-case basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

IDENTIFICATION OF PORTFOLIO MANAGERS: The table below provides information concerning the persons employed by Mellon Hedge Advisors, LLC, the Registrant’s investment adviser (the “Adviser”) and Optima Fund Management LLC, the Registrant’s sub-investment adviser (the “Sub-Investment Adviser”) who are primarily responsible for the day-to-day management of the Registrant’s portfolio by virtue of their membership on the investment committee of their respective firms (each, an “Investment Committee”). All information provided in the table is as of March 31, 2015. No single individual has exclusive responsibility for investment recommendations or decisions concerning the Registrant.

The Adviser

Name	Title, Length of Service and Business Experience in Last Five Years
Ted A. Berenblum	Managing Director and Head of Alternative Assets, BNY Mellon Wealth Management Group (since September 2008).Vice President, Mellon Hedge Advisors, LLC (since 2009). Managing Director and Head of Ultra High Net Worth Investments, Citi Wealth Management (2005 – 2008).

David M. Breitwieser	Vice President, BNY Mellon Wealth Management Group (since 1997). Senior Director – Portfolio Management, Fort Lauderdale (since 2001). Vice President, Mellon Hedge Advisors, LLC (since 2005).

Terry Sylvester Charron	Vice President and Senior Portfolio Manager (since 2010), BNY Mellon Wealth Management Group, Vice President, Mellon Hedge Advisors, LLC (since 2012)

Patrick T. Crowe	Managing Director (since 2003), National Director of Investment Analytics Advisory and Solutions (since 2014), Regional Managing Director II (2008-2014), Head of Personal Asset Management (2005-2007) Director of Equity Research (2003-2005) and Vice President ( 1993-2002), BNY Mellon Wealth Management Group.

Anthony Mastrocola	Vice President (since July 2009) and Assistant Vice President (2004 – July 2009), BNY Mellon Wealth Management Group. Vice President(since 2009) and Assistant Vice President (2005-2009), Mellon Hedge Advisors, LLC. Vice President (since 2010) and Assistant Vice President (October 2008- 2010), Mellon Optima L/S Strategy Fund.

Ridgway H. Powell	Managing Director, BNY Mellon Wealth Management Group (since 1998). Vice President, Mellon Hedge Advisors, LLC (since 2005).

Andrew Tepper	Managing Director, BNY Mellon Wealth Management Group.(since 2008), Vice President, Mellon Hedge Advisors, LLC (since 2014)

The Sub-Investment Adviser

Name	Title, Length of Service and Business Experience in Last Five years
Dixon Boardman	Managing Member (since 1988) and Chief Investment Officer (1988 - 2008; 2012 - present), Optima Fund Management LLC.

Thomas Gimbel	Executive Managing Director, Chief Portfolio Risk Officer, Optima Fund Management LLC (since 2004).

Leslie Hill	Director, Sector Head, Optima Fund Management LLC (since 2004)

Geoffrey Lewis	Chief Financial Officer, Chief Operations Risk Officer and Chief Compliance Officer, Optima Fund Management LLC (since 1989).

Michael Spelman	Co- Chief Investment Officer, Optima Fund Management LLC (since March 2012). Managing Director, Oppenheimer Asset Management (2009-2012), Senior Director, Optima Fund Management LLC (2005-2009).

Yehuda Spindler	Director, Sector Head, Optima Fund Management LLC(since 2006)

Johnny Yee	Co- Chief Investment Officer, Optima Fund Management LLC (since 2001).

(a)(2)(i)-(iii) OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS:

The table below indicates for each member of the Investment Committee of the Adviser and the Sub-Investment Adviser information about the other accounts over which such person has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2015. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

The Adviser

Name	Other Accounts Managed by the Portfolio Managers
Ted A. Berenblum	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: None.

David M. Breitwieser	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 220 accounts with total assets of approximately $475 million.

Terry Sylvester Charron	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 200 accounts with total assets of approximately $800 million

Patrick T. Crowe	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: None.

Anthony Mastrocola	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: None.

Ridgway H. Powell	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: None.

Andrew Tepper	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: None

The Adviser receives no fees based on the investment performance of any account.

The Sub-Investment Adviser

Name	Other Accounts Managed by the Portfolio Managers
Dixon Boardman

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 6 entities with total assets of approximately $685 million.

Other Accounts: 8 accounts with total assets of approximately $852 million.

Thomas Gimbel

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 6 entities with total assets of approximately $685 million.

Other Accounts: 8 accounts with total assets of approximately $852 million.

Leslie Hill

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 6 entities with total assets of approximately $685 million.

Other Accounts: 8 accounts with total assets of approximately $852 million.

Geoffrey Lewis

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 6 entities with total assets of approximately $685 million.

Other Accounts: 8 accounts with total assets of approximately $852 million.

Michael Spelman

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 6 entities with total assets of approximately $685 million.

Other Accounts: 8 accounts with total assets of approximately $852 million.

Yehuda Spindler

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 6 entities with total assets of approximately $685 million.

Other Accounts: 8 accounts with total assets of approximately $852 million.

Johnny Yee

Other Registered Investment Companies: None.

Other Pooled Investment Vehicles: 6 entities with total assets of approximately $685 million.

Other Accounts: 8 accounts with total assets of approximately $852 million.

The Sub-Investment Adviser receives a fee based upon the investment performance of:

•	No Registered Investment Companies.
•	6 Other Pooled Investment Vehicles with total assets of $685 million.
•	8 Other Accounts with total assets of approximately $852 million.

(a)(2)(iv) CONFLICTS OF INTEREST:

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise in this context are discussed below. For the reasons outlined below, the Registrant does not believe that any material conflicts are likely to arise out of the Investment Committees’ members’ responsibility for the management of the Registrant as well as one or more other accounts. The Adviser and the Sub-Investment Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs.

Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply. For example, an Investment Fund manager may inform the Adviser or Sub-Investment Adviser that the Investment Fund will accept only a specified aggregate investment from the firm, due to investment capacity constraints or other reasons. If the Adviser or Sub-Investment Adviser were to allocate a disproportionate amount of the investment opportunity to one or more accounts, and the Investment Fund outperformed other investments, the accounts participating on a disproportionate basis would outperform the remaining accounts and the remaining accounts would be disadvantaged. The Adviser generally does not invest the assets of any clients other than the Registrant in the types of Investment Funds in which the Registrant will invest. Although the Sub-Investment Adviser will invest assets of other clients in such Investment Funds, the Sub-Investment Adviser has policies that require a portfolio manager to allocate all investment opportunities in which the Registrant might invest in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives, subject to differences and exceptions resulting from consideration of the factors described below.

Conversely, a portfolio manager could favor one account over another in the amounts or the sequence in which orders to redeem interests in Investment Funds are placed. If a portfolio manager determines that a particular Investment Fund in which client accounts are invested is underperforming, its investment strategy is out of favor or the Investment Fund is otherwise no longer a desirable investment, but that Investment Funds imposes restrictions as to the amount it can or will redeem, the portfolio manager may not be able to redeem the desired amount as to each client. If the portfolio manager were to place redemption orders in disproportionate amounts for one or more clients or place certain redemption orders ahead of others (requiring others to wait until the next liquidation date), the remaining clients may be disadvantaged. When a portfolio manager, due to investment outlook, intends to redeem interests in an Investment Fund for more than one account, the policies of the Adviser and the Sub-Investment Adviser generally require that such orders be placed proportionately and at the same time, again subject to differences and exceptions as described below.

In order to ensure that the Sub-Investment Adviser will fairly allocate investment opportunities among its clients taking into account the legitimate needs and circumstances of each client, the Sub-Investment Adviser’s Investment Policy Committee and Portfolio Committee will consider the following factors, among other things, in allocating investment opportunities among clients, which factors may indicate the need for exceptions from a strict pro rata allocation: (i) any specific client requirements for underlying liquidity; (ii) client requirements for specific asset allocation; (iii) the imposition of penalty fees associated with withdrawal from such an investment in light of anticipated client liquidity needs or events; (iv) specific client requests to invest with a particular manager or to not invest with such a manager; (v) client cash inflows and outflows and available cash balances; (vi) the time of entry of such an investment opportunity; (vii) portfolio construction constraints; (viii) materiality of position; (ix) a client’s ERISA status, if applicable, and the existence of limitations at the Investment Fund level on investments by ERISA plans; and (x) specific client requirements to hold an actual meeting with underlying managers (which may result in a delay in making the implementation of a particular investment for such a client). In instances of limited manager capacity, the Sub-Investment Adviser will allocate such investment opportunities among clients as fairly as possible within specific client constraints.

A portfolio manager might have an incentive to favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser or the Sub-Investment Adviser receives a performance-based advisory fee as to one account but not another, the portfolio manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below for a description of the structure of the compensation arrangements of the members of the Investment Committee of each firm. The Adviser charges no performance based advisory fees on any clients account. The Sub-Investment Adviser receives performance fees with respect to several accounts other than the Registrant. As noted above, however, both the Adviser and the Sub-Investment Adviser have policies designed to ensure equitable treatment of accounts, regardless of performance fees.

A portfolio manager might also seek to favor an account: (i) if the portfolio manager has a beneficial interest in the account, (ii) in order to benefit a large client or (iii) to compensate a client that previously had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser or the Sub-Investment Adviser imposes certain trading restrictions and reporting requirements as to accounts in which a portfolio manager or certain family members have a personal interest in order to assist these firms in monitoring any such conflicts and to seek to ensure that such accounts are not favored over other accounts. In addition, both firms monitor dispersion of performance between similar accounts and seek to identify the reasons for such dispersion.

(a)(3) COMPENSATION OF PORTFOLIO MANAGERS:

The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with those of the Adviser. This is achieved, among other means, through incentive payments based in part upon their respective firm’s financial performance.

Compensation of the Adviser’s Portfolio Managers.

The Adviser has no employees of its own. All members of the Adviser’s Investment Committee are employed and compensated by affiliates of The Bank of New York Mellon Corporation (“BNY Mellon”). Compensation arrangements of these investment professionals are determined on the basis of the investment professional’s overall services to the Adviser and one or more other BNY Mellon affiliated entities and not on the basis of any specific funds or accounts managed by these investment professionals. The structure of compensation of all of the members of the Adviser’s Investment Committee is currently comprised of the following basic components: base salary and participation in an annual bonus plan, as well as customary benefits that are offered generally to all full-time employees of BNY Mellon affiliated investment firms. In addition, all members of the Adviser’s Investment Committee may also receive options of common shares or restricted stock of common shares of BNY Mellon. The following describes each component of the compensation package of the members of the Adviser’s Investment Committee:

1.	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Base compensation is a significant component of an investment professional’s overall compensation. BNY Mellon affiliates seek to set compensation at competitive market rates, taking into account the experience and responsibilities of the investment professional.

2	Annual Bonus Plan. Under the annual bonus plan, investment professionals are eligible for an annual bonus, which is a function both of the size of the overall bonus pool for such year and of factors specific to each individual. The size of the overall bonus pool is determined by the financial performance of BNY Mellon overall and the investment business of BNY Mellon’s Wealth Management division. In the case of all members of the Investment Committee, the size of an individual’s participation in such bonus pool is determined by reference to: (i) the person’s base salary, and (ii) the achievement of certain previously prescribed professional goals and objectives, none having to do with the investment performance of a specific account or group of accounts. Any bonus under the plan is completely discretionary.

3.	Stock Awards. Investment professionals may receive options to purchase shares of stock of BNY Mellon, the parent company of the Adviser. Such options permit the investment professional to purchase a specified amount of stock at the strike price which is the fair market value on the date of grant. The option will vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests ratably over a period of generally three years, although the time period could vary. In the case of either options or restricted stock, if an employee leaves before vesting, the unvested options or stock are forfeited.

Compensation of the Sub-Investment Adviser’s Portfolio Managers.

The Sub-Investment Adviser’s compensation arrangements with investment professionals are determined on the basis of the investment professional’s overall services to the Sub-Investment Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Sub-Investment Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Sub-Investment Adviser. In addition, Messrs. Boardman and Lewis are equity owners of the parent company of the Sub-Investment Adviser. Mr. Gimbel participates in a stock option program. The following describes each component of the compensation package for the members of the Sub-Investment Adviser’s Investment Committee:

1.	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Investment Adviser considers base compensation a significant component of an investment professional’s overall compensation and seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

2.

Investment Bonus Plan. Under the Sub-Investment Adviser’s plan, members of the Investment Committee are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

(i)	Investment Performance: Although no one individual employed by the Sub-Investment Adviser has exclusive responsibility as to any specific account, the investment performance of all accounts as to which the Investment Committee has day-to-day responsibility over a one-year period is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. In addition, the investment performance of any Investment Fund held by the firm on behalf of any clients as a result of such individual’s identification and recommendation of such fund is taken into account. The amount of total assets in all accounts for which the Committee has day-to-day responsibility is also considered.

(ii)	The Profitability of the Sub-Investment Adviser: The profitability of all operations the Sub-Investment Adviser’s parent company is also considered in determining bonus awards.

(iii)	Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Investment Adviser’s business, including the investment professional’s achievement of previously prescribed goals and objectives, support of sales activities, new fund/strategy idea generation, professional growth and development, and management responsibility, where applicable, are evaluated in determining the amount of any bonus award.

3.	Stock Options. As noted above, Mr. Gimbel receives options to purchase restricted interests of Optima Group Holdings LLC, the parent company of the Sub-Investment Adviser. Such options permit the investment professional to purchase a set amount of interests at the strike price on the date of grant. The strike price is calculated in accordance with a formula tied to the value of the parent company. The option can be exercised for a set period (normally a number of years) and the investment professional would be eligible to exercise the option if the firm was sold prior to the expiration date.

(a)(4) FUND OWNERSHIP BY PORTFOLIO MANAGERS:

The following table indicates as of March 31, 2015, the value, within the indicated range, of shares beneficially owned by the Adviser’s Investment Committee in the Registrant. For purposes of this table, the following letters indicates the range indicated below:

A	–	$0
B	–	$1 - $10,000
C	–	$10,001 - $50,000
D	–	$50,001 - $100,000
E	–	$100,001 - $500,000
F	–	$500,001 - $1,000,000
G	–	More than $1 million

ADVISER’S PORTFOLIO MANAGER NAME	OWNERSHIP	SUB-INVESTMENT ADVISER’S PORTFOLIO MANAGER NAME	OWNERSHIP
Ted A. Berenblum	A	Dixon Boardman	A

David M. Breitwieser	A	Thomas Gimbel	A

Terry Sylvester Charron	A	Leslie Hill	A

Patrick T. Crowe	A	Geoffrey Lewis	A

Anthony Mastrocola	A	Yehuda Spindler	A

ADVISER’S PORTFOLIO MANAGER NAME	OWNERSHIP	SUB-INVESTMENT ADVISER’S PORTFOLIO MANAGER NAME	OWNERSHIP
Ridgway H. Powell	D	Michael Spelman	A

Andrew Tepper	A	Johnny Yee	A

(b)	Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date” as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics required by Item 2 is attached hereto as Exhibit 12(a)(1).

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by
Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

(b)	Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):	/s/ DAVID K. MOSSMAN
David K. Mossman, President and Chief Executive Officer

Date: June 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):	/s/ DAVID K. MOSSMAN
David K. Mossman, President and Chief Executive Officer

Date: June 8, 2015

By (Signature and Title):	/s/ JENNIFER L. CARNES
Jennifer L. Carnes, Vice President, Treasurer and Chief Financial Officer

Date: June 8, 2015